Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              6.2910%



        Excess Protection Level
          3 Month Average   5.89%
          April, 2000   5.51%
          March, 2000   5.95%
          February, 2000   6.21%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.87%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,612,664,435.23